UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2026

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
29 Richmond Road, 3rd Flr
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)
(441) 496-2600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
Depositary shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
Pursuant to an Amendment Agreement dated March 23, 2026, AXIS Specialty Limited, AXIS Re SE, AXIS Specialty Europe SE, AXIS Insurance Company, AXIS Surplus Insurance Company, and AXIS Reinsurance Company (the “Companies”), each a subsidiary of AXIS Capital Holdings Limited, a Bermuda company, amended their existing $300 million secured letter of credit facility with Citibank Europe plc to reduce the aggregate secured capacity to $250 million and extend the tenors of issuable letters of credit to March 31, 2028 (the “Amendment”). The Companies remain party to the uncommitted secured letter of credit facility with Citibank Europe plc, dated March 26, 2024, as amended, the terms of which otherwise remain unchanged by the Amendment.

The description of the Amendment contained herein is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Document
10.1
Amendment Agreement dated March 23, 2026, by and among AXIS Specialty Limited, AXIS Re SE, AXIS Specialty Europe SE, AXIS Insurance Company, AXIS Surplus Insurance Company, AXIS Reinsurance Company and Citibank Europe plc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 24, 2026

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ G. Christina Gray-Trefry
G. Christina Gray-Trefry
General Counsel and Secretary